DWS VARIABLE SERIES I

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                             ----------------------

                              DWS International VIP

Effective July 9, 2009, the following information replaces information about the portfolio management team in the "Portfolio management" section of the portfolio's prospectuses:

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Michael Sieghart, CFA                            Andreas Wendelken                          Mark Schumann
Managing Director of Deutsche Asset              Director of Deutsche Asset Management      Vice President of Deutsche Asset
Management and Lead Portfolio Manager of         and Portfolio Manager of the portfolio.    Management and Portfolio Manager of
the portfolio.                                    o Joined Deutsche Asset Management in     the portfolio.
 o Joined Deutsche Asset Management in 1997.        2001; previously has worked for 2        o Joined Deutsche Asset Management
 o Senior fund manager of global and European       years as relationship manager for          in 2003.
   equities: Frankfurt.                             Southeastern Europe at Deutsche          o Portfolio Manager for European Large
 o Joined the portfolio in 2009.                    Bank's Global Corporates and               Cap Equity: Frankfurt.
 o Master's degree in finance and economics         Institutions division.                   o Joined the portfolio in 2009.
   from the University of Economics and           o Portfolio manager for emerging           o Masters (Lic oec) from University of
   Business Administration, Vienna.                 markets equity: Frankfurt.                 St. Gallen (HSG).
                                                  o Joined the portfolio in 2009.
                                                  o Master's degree in business
                                                    administration from Frankfurt School
                                                    of Finance & Management (previously:
                                                    HfB), Frankfurt; completed bank
                                                    training program ("Bankkaufmann") at
                                                    Bremer Landesbank, Bremen.








               Please Retain This Supplement for Future Reference




July 9, 2009                                              [DWS INVESTMENTS LOGO]
VS-3919                                                      Deutsche Bank Group